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                                                                   EXHIBIT 10.15
February 12, 1997

Elcom International, Inc.
10 Oceana Way
Norwood, MA  02062

    Re: Reaffirmation of Guaranty

Dear Mr. Mulhern:

    You executed a Guaranty on November 6 , 1995 ("Guaranty") in favor of Deutsche Financial Services Corporation ("DFS"), guaranteeing the payment and performance of all current and future liabilities and obligations owed by Catalink Direct (Pennsylvania), Inc., a Delaware corporation formerly known as Computerware, Inc. ("Dealer") to DFS. The financing program between Dealer and DFS has changed, which may affect your liabilities and obligations under the Guaranty.

    Please reaffirm your continuing guarantee of the payment and performance of all current and future liabilities and obligations owed by Dealer to DFS pursuant to the terms of the Guaranty by dating, signing and returning the original of this letter to DFS at the address specified above. Thank you for your prompt attention to this matter.

Sincerely,

/s/ A. D. Hartford
--------------------------
By: A.D. Hartford
Title:   Regional Vice President

             Acknowledgement, Consent and Reaffirmation of Guaranty

    The undersigned acknowledges and consents to all changes in the financing program between Dealer and DFS, and agrees that all such changes are in the best interests of Dealer and the undersigned. In consideration of financial accommodations granted and which may hereafter be granted to Dealer by DFS, in consideration of DFS' reliance on the Guaranty and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned reaffirms its continuing guarantee of the payment and performance of all current and future liabilities and obligations owed by Dealer to DFS pursuant to the terms of the Guaranty, and the undersigned further agrees that the validity and enforceability of the Guaranty shall not be affected in any way or manner by any changes in the financing program between Dealer and DFS.

DATED:  March 1, 1997

CORPORATE, PARTNERSHIP OR LIMITED LIABILITY COMPANY GUARANTOR:

  Elcom International, Inc., a Delaware corporation formerly known as Catalink
                                  Direct, Inc.
    (Name of Corporate, Partnership or Limited Liability Company Guarantor)

By:  /s/ L. F. Mulhern
     -------------------------
[Print Name: L. F. Mulhern ]
Title:  Chief Financial Officer